================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.


                               ZEMEX CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                ZEMEX CORPORATION
                          Canada Trust Tower, BCE Place
                           161 Bay Street, Suite 3750
                                  P.O. Box 703
                                Toronto, Ontario
                                 Canada M5J 2S1


              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                             THURSDAY JUNE 29, 2000
                                   11:30 A.M.



To the Shareholders:

Notice is hereby given that the Annual and Special Meeting of Shareholders of Zemex Corporation will be held in the Patty Watt Room at the Design Exchange, 234 Bay Street, Toronto, Ontario, M5K 1B2, on Thursday June 29, 2000 at 11:30 a.m. (Toronto time) for the following purposes:


     1. to receive the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 1999, together with the auditors' report thereon;

     2.   to elect directors of the Corporation;

     3. to ratify the appointment of Deloitte & Touche LLP, as independent public auditors of the Corporation and to authorize the directors to fix the remuneration to be paid to the auditors;

     4. to approve an increase in the number of authorized options under the Corporation's 1999 Stock Option Plan; and

     5. to transact such other business as may properly come before the meeting.

The accompanying proxy statement provides additional information relating to the matters to be dealt with at the meeting and forms part of this notice.

If you are unable to attend the meeting in person, please sign and date the enclosed proxy and return it promptly in the enclosed envelope. Any person giving a proxy has the power to revoke it at any time prior to its exercise at the meeting. Even though you execute the proxy, you may still vote your stock in person at the meeting. It is important that your stock be represented regardless of the number of shares you may hold. We hope that you can attend the meeting.


                                     By Order of the Board of Directors,



Toronto, Ontario                     Patricia K. Moran
May 17, 2000                         Corporate Secretary and Assistant Treasurer

                                ZEMEX CORPORATION
                          Canada Trust Tower, BCE Place
                           161 Bay Street, Suite 3750
                                  P.O. Box 703
                                Toronto, Ontario
                                 Canada M5J 2S1


                                 PROXY STATEMENT


SOLICITATION OF PROXIES

The information contained in this proxy statement is furnished in connection with the solicitation of proxies by Zemex Corporation (the "Corporation" or "Zemex"), a company incorporated under the Canada Business Corporations Act, to be used at the Annual and Special Meeting of Shareholders (the "Meeting") of the Corporation to be held in the Patty Watt Room at the Design Exchange, 234 Bay Street, Toronto, Ontario, M5K 1B2 on Thursday June 29, 2000 at 11:30 a.m. and at any adjournment thereof for the purposes set forth in the accompanying notice of meeting. This proxy statement and the accompanying notice of meeting and form of proxy are being mailed to the Corporation's shareholders commencing on or about May 18, 2000. The Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, which includes its financial statements, was mailed on or about April 14, 2000 to each shareholder of record as of the close of business on March 30, 2000. Such annual report, however, is not to be deemed to be part of this proxy solicitation material.

THE CORPORATION WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 TO ANY SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY, UPON WRITTEN REQUEST DIRECTED TO THE CORPORATE SECRETARY AND ASSISTANT TREASURER, ZEMEX CORPORATION, CANADA TRUST TOWER, BCE PLACE, 161 BAY STREET, SUITE 3750, TORONTO, ONTARIO, M5J 2S1.

The expense of solicitation of proxies will be borne by the Corporation. Following the mailing of the proxy material, solicitation of proxies may be made by mail, telephone, facsimile, telegram or personal interview by directors, officers or regular employees of the Corporation or its subsidiaries, who will receive no additional compensation for their services. The Corporation has also retained Georgeson Shareholder Communications Inc. to solicit proxies personally or by mail, telephone, facsimile, or telegraph from brokerage houses, custodians, fiduciaries and nominees for a fee of $4,500 plus expenses. In addition, the Corporation will reimburse brokers and other nominees for their expenses in forwarding soliciting material to beneficial owners.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Corporation's board of directors (the "Board") has fixed the close of business on May 17, 2000 as the record date for the determination of shareholders of the Corporation entitled to vote at the Meeting. As of April 15, 2000, the Corporation had approximately 8,899,224 common shares (the "Common Shares") issued and outstanding.

Each Common Share is entitled to one vote. Two shareholders present in person or by proxy are required in order to constitute a quorum for the transaction of business. Abstentions are treated as present and




                                                             ZEMEX CORPORATION 1
entitled to vote, and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the Common Shares present and entitled to vote at the Meeting.

As indicated on page 7 under the heading "Principal Shareholders and Security Ownership of Management", The Dundee Bank, beneficially owns 33.8% of the issued and outstanding Common Shares of the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named as proxies in the enclosed form of proxy accompanying this proxy statement are directors and/or officers of the Corporation. A shareholder of the Corporation has the right to appoint a person other than the person specified in such form of proxy and who need not be a shareholder of the Corporation to attend and act for him/her and on his/her behalf at the Meeting. Such rights may be exercised by striking out the name of the persons specified in the form of proxy, inserting the name of the person to be appointed in the blank space provided in the form of proxy, signing the form of proxy and returning it in the reply envelope in the manner set forth in the accompanying notice of meeting.

ANY SHAREHOLDER GIVING A PROXY IN THE ACCOMPANYING FORM OF PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME PRIOR TO THE VOTING THEREOF BY DELIVERY OF NOTICE OF REVOCATION TO THE CORPORATION OR BY DELIVERY OF A SUBSEQUENT PROXY UP TO 4:00 P.M. (TORONTO TIME) ON THE BUSINESS DAY PRECEDING THE DATE OF THE MEETING, OR ANY ADJOURNMENT THEREOF. SUCH NOTICES OF REVOCATION SHOULD BE ADDRESSED TO EITHER OF THE ADDRESSES LISTED BELOW:

       ZEMEX CORPORATION                          CIBC MELLON TRUST COMPANY
 CANADA TRUST TOWER, BCE PLACE                      200 QUEEN'S QUAY EAST
  161 BAY STREET, SUITE 3750                               UNIT #6
       TORONTO, ONTARIO                               TORONTO, ONTARIO
        CANADA, M5J 2S1                                CANADA M5A 4K9
ATTENTION: CORPORATE SECRETARY                   ATTENTION: PROXY DEPARTMENT
   TELEPHONE: (416) 365-8080                      TELEPHONE: (416) 643-5500
      FAX: (416) 365-8094                            FAX: (416) 368-2502

WRITTEN REVOCATION MAY ALSO BE SUBMITTED TO THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING ON THE DATE OF THE MEETING OR ANY ADJOURNMENT THEREOF OR IN ANY OTHER MANNER PERMITTED BY LAW.

VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES

The persons named as proxies in the enclosed form of proxy will vote the shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions therein. In the absence of such specification, such shares will be voted in favour of each of the matters referred to herein.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments to or variations of matters identified in the notice of meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this proxy statement, the management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters, which are not known to management, should



                                                             ZEMEX CORPORATION 2
properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxy.

DOLLAR FIGURES

Unless expressly stated to the contrary, all "$" figures contained in this proxy statement refer to U.S. dollars.


                             BUSINESS OF THE MEETING

ELECTION OF DIRECTORS

A board of eight directors is to be elected at the Meeting. All directors so elected will hold office until the next annual meeting of shareholders of the Corporation or until their successors are elected or appointed. It is not expected that any nominee will be unable or will decline to serve as a director; however, if that should occur for any reason at or prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for the nominee designated by the present Board to fill the vacancy.

Unless otherwise instructed, the management representatives named in the enclosed form of proxy will vote the proxies received by them for the Corporation's eight nominees named below, all of whom are presently directors of the Corporation, unless the shareholder who has given such proxy has directed that the shares be withheld from voting in the election of directors.

Opposite the name of each nominee for election as a director is (i) his age;
(ii) his position with the Corporation, his principal occupation and his business experience during the past five years; and (iii) the year in which he first became a director of the Corporation. All information is as of April 15, 2000.


                                   PROPOSAL I
                       NOMINEES FOR ELECTION AS A DIRECTOR


---------------------------------------------------------------------------------------------------------------
                                       POSITION WITH THE CORPORATION;
                                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING            DIRECTOR
NAME                           AGE     PAST FIVE YEARS                                                  SINCE
---------------------------------------------------------------------------------------------------------------

Paul A. Carroll                  59    Chairman of the Executive Compensation / Pension                 1991
                                       Committee; Member of the Corporate Governance
                                       Committee; Counsel to Gowling, Strathy & Henderson
                                       (Toronto law firm) since May 1999; Chairman and Chief
                                       Executive Officer, World Wide Minerals Ltd.
                                       (Toronto-based mining company) since January 1997;
                                       Counsel, Smith Lyons (Toronto law firm) from 1997-1999
                                       and prior thereto Partner of  Smith Lyons since 1973;
                                       Chairman, Juno Limited; Director, Dundee Bancorp Inc.;
                                       Director, Tahera Corporation; Director, United Keno
                                       Hill Mines Ltd.
---------------------------------------------------------------------------------------------------------------
Morton A. Cohen                  64    Chairman, President and Chief Executive Officer,                 1991
---------------------------------------------------------------------------------------------------------------
                                       Clarion Capital Corporation (Cleveland-based venture
                                       capital company); Chairman, Cohesant Technologies,
                                       Inc.; Director, DHB Capital Group



                                                             ZEMEX CORPORATION 3

---------------------------------------------------------------------------------------------------------------
                                       POSITION WITH THE CORPORATION;
                                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING            DIRECTOR
NAME                           AGE     PAST FIVE YEARS                                                  SINCE
---------------------------------------------------------------------------------------------------------------

John M. Donovan                  72    Chairman of the Audit Committee; Member of the                    1991
                                       Executive Compensation / Pension Committee and the
                                       Executive Committee; Independent Consultant; Director,
                                       Philex Gold Inc.

---------------------------------------------------------------------------------------------------------------
R. Peter Gillin                  51    Chairman of the Corporate Governance Committee; Vice              1999
                                       Chairman and Director, N M Rothschild & Sons Canada
                                       Limited (investment bank) since 1996; prior to 1996,
                                       Managing Director, ScotiaMcLeod Inc.

---------------------------------------------------------------------------------------------------------------
Peter Lawson-Johnston            73    Chairman of the Board of Directors, Member of the                 1960
                                       Executive Compensation / Pension Committee, Member of
                                       the Executive Committee; Honorary Chairman and Trustee,
                                       Solomon R. Guggenheim Foundation; Chairman of the
                                       Board, The Harry Frank Guggenheim Foundation; Senior
                                       Partner, Guggenheim Brothers; President and Director,
                                       Elgerbar Corporation; Director, National Review, Inc.;
                                       Limited Partner Emeritus, Alex Brown & Sons, Inc.

---------------------------------------------------------------------------------------------------------------
Richard L. Lister                61    President and Chief Executive Officer of the                      1991
                                       Corporation since May 1993; Chairman of the Executive
                                       Committee; Director, Dundee Bancorp Inc.

---------------------------------------------------------------------------------------------------------------
Garth A.C. MacRae                66    Member of the Audit and Executive Committees; Vice                1998
                                       Chairman and Director, Dundee Bancorp Inc.; Director of
                                       Breakwater Resources Ltd.; Director, Dundee Precious
                                       Metals Inc.; Director, Black Hawk Mining Inc.;
                                       Director, Dimethaid Research Inc.; Director, Reserve
                                       Royalty Corporation; Director, Eurogas Corporation;
                                       Director, Dundee Wealth Management Inc.

---------------------------------------------------------------------------------------------------------------
William J. vanden Heuvel         69    Member of the Audit and Corporate Governance                      1989
                                       Committees; Counsel, Stroock, Stroock & Lavan
                                       (attorneys at law, New York); Senior Advisor, Allen &
                                       Company Inc. (investment bankers); Chairman of the
                                       Board, IRC Group, Inc.; Co-Chairman, Council of
                                       American Ambassadors; Director, Winstar Communications,
                                       Inc.
---------------------------------------------------------------------------------------------------------------


VOTE REQUIRED FOR ELECTION OF DIRECTORS

Directors will be elected at the Meeting by a majority of the votes cast at the Meeting by the holders of Common Shares represented in person or by proxy. Votes may be cast for, or withheld from, each nominee.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOREGOING PERSONS.




                                                             ZEMEX CORPORATION 5

                                   PROPOSAL II
                                    AUDITORS


RATIFICATION OF AUDITORS

Deloitte & Touche LLP, independent certified public accountants, were first appointed auditors of the Corporation in 1993. The management representatives in the enclosed form of proxy intend to vote the shares represented by such proxy in favour of a resolution ratifying the appointment of Deloitte & Touche LLP as independent auditors of the accounts of the Corporation and its subsidiaries for the fiscal year ending December 31, 2000 and authorizing the Board to fix the remuneration of the auditors, unless the shareholder who has given such proxy has directed that the shares represented thereby be withheld from voting in the ratification of the appointment of auditors. Representatives of Deloitte & Touche LLP will be present at the Meeting and will be available to respond to questions and may make a statement if they so desire.

VOTE REQUIRED FOR RATIFICATION OF AUDITORS

Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by holders of Common Shares represented in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


                                  PROPOSAL III
                    INCREASE IN NUMBER OF AUTHORIZED OPTIONS
                 UNDER THE CORPORATION'S 1999 STOCK OPTION PLAN


On October 20, 1999, the Board approved a resolution increasing the number of Common Shares reserved for issuance under the Corporation's 1999 Stock Option Plan, a plan which was approved by the Corporation's shareholders on May 10, 1999 (the "1999 Stock Option Plan"), to 372,543, or 4.2% of the Corporation's then issued and outstanding capital. This represents an increase of 100,000 Common Shares over the number of shares currently reserved for issuance under the 1999 Stock Option Plan, of which 270,650 options are outstanding. The Board approved the increase based on, among other things, a determination that the remaining number of Common Shares reserved for issuance under the 1999 Stock Option Plan was insufficient to incentivize and reward officers, directors and employees who join the Corporation or deserve to be rewarded for their service and dedication to the Corporation.

Any increase in the number of Common Shares reserved for issuance under a stock option plan is subject to approval by The Toronto Stock Exchange (the "TSE"). The Corporation received conditional approval from the TSE on December 21, 1999 with respect to the foregoing increase, subject to approval of the Corporation's shareholders.

Under the TSE's rules, all interested parties (being parties currently holding options under the Plan) must refrain from voting their Common Shares, whether held directly or indirectly, on the motion to approve the increase in the number of Common Shares reserved for issuance under the 1999 Stock Option Plan.



                                                             ZEMEX CORPORATION 6

As of April 15, 2000, a total of 1,116,039 Common Shares of the Corporation were held by interested parties, their affiliates and associates, representing 12.5% of the total outstanding at such date.

In anticipation of shareholder approval of the foregoing increase in the number of Common Shares reserved for issuance under the 1999 Stock Option Plan, on October 20, 1999 the board granted 10,000 options in aggregate at a price of $7.50 per Common Share to an employee in satisfaction of a condition of his employment.

In accordance with the rules of the TSE, these options cannot be exercised until shareholders have approved the increase in the number options available under the 1999 Stock Option Plan described above.

VOTE REQUIRED FOR APPROVAL OF INCREASE IN NUMBER OF SHARES RESERVED FOR AUTHORIZED OPTIONS

The resolution approving the increase in the number of Common Shares reserved for issuance under the Corporation's 1999 Stock Option Plan from 272,543 to 372,543 requires the affirmative vote in respect thereof of a majority of the votes cast by holders of Common Shares represented in person or by proxy, excluding any votes cast by directors, officers and insiders of the Corporation who may participate in the Plan, and their associates. Accordingly, the votes by the directors, officers and insiders and their associates, representing approximately 1,116,039 votes, will be excluded in counting the votes cast to approve the foregoing amendment to the Plan.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE INCREASE IN THE NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE UNDER THE 1999 STOCK OPTION PLAN.


REPORTS REQUIRED BY SECTION 16(A)

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's Common Shares to file reports of ownership and changes in ownership of the Corporation's Common Shares with the Securities and Exchange Commission and any exchange on which the Corporation's Common Shares are traded. Based solely on its review of the copies of Forms 3, 4 and 5 received by the Corporation, or written representations from certain reporting persons that no Form 5s were required for such persons, the Corporation believes that, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.



                                                             ZEMEX CORPORATION 7

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of December 31, 1999, information concerning the Common Shares beneficially owned by each person who, to the knowledge of the Corporation, is the holder of 5% or more of the Common Shares of the Corporation, each director, and each Named Officer (as defined on page 12 under the heading "Executive Compensation") who was an executive officer as of that date, and all executive officers and directors of the Corporation as a group. Except as otherwise noted, each beneficial owner has sole investment and voting power with respect to the listed shares.



                                                            SHARES                                   PERCENTAGE
NAME OF BENEFICIAL OWNER(1)(2)(3)                 BENEFICIALLY OWNED(4)                          BENEFICIALLY OWNED
-------------------------------------------------------------------------------------------------------------------
The Dundee Bank                              2,995,175                                               33.7%
      P.O. Box HM 2706
      Hamilton, HM KX
      Bermuda
-------------------------------------------------------------------------------------------------------------------
Paul A. Carroll                                 33,769 (5)(6)                                          *
-------------------------------------------------------------------------------------------------------------------
Morton A. Cohen                                312,636 (5)(6)(7)                                     3.5%
-------------------------------------------------------------------------------------------------------------------
John M. Donovan                                 26,096 (5)(6)                                          *
-------------------------------------------------------------------------------------------------------------------
R. Peter Gillin                                 8,500  (5)                                             *
-------------------------------------------------------------------------------------------------------------------
Peter O. Lawson-Johnston                        93,268 (5)(6)(8)                                     1.0%
-------------------------------------------------------------------------------------------------------------------
Richard L. Lister                              762,170 (6)(9)(10)(11)(13)                            8.4%
     Canada Trust Tower, BCE Place
     161 Bay Street, Suite 3750
     Toronto, Ontario, Canada M5J 2S1
-------------------------------------------------------------------------------------------------------------------
Garth A.C. MacRae                                7,500 (5)                                             *
-------------------------------------------------------------------------------------------------------------------
William J. vanden Heuvel                        38,772 (5)(6)                                          *
-------------------------------------------------------------------------------------------------------------------
Allen J. Palmiere                               33,020 (6)(10)                                         *
-------------------------------------------------------------------------------------------------------------------
Peter J. Goodwin                                97,896 (10)(13)                                      1.1%
-------------------------------------------------------------------------------------------------------------------
Terrance J. Hogan                              105,196 (10)(12)(13)                                  1.2%
-------------------------------------------------------------------------------------------------------------------
George E. Gillespie                             67,965 (10)(13)                                        *
-------------------------------------------------------------------------------------------------------------------
All Directors and Named Officers             1,586,789 (5)(6)(7)(8)(9)(10)(11)(12)(13)              17.0%
   as a group (12 persons)
-------------------------------------------------------------------------------------------------------------------

* Denotes less than 1% of Common Shares outstanding

(1) A Schedule 13G, prepared for Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Asset Management Group ("AMG")), was filed with the Securities and Exchange Commission indicating that AMG could be construed to be a beneficial owner of 863,610 Common Shares as of December 31, 1999. However, AMG disclaims any beneficial ownership of the Common Shares because they are held in proprietary trading accounts.

(2) Franklin Resources, Inc. ("Franklin") has filed a Schedule 13G with the Securities and Exchange Commission indicating that Franklin could be deemed to be a beneficial owner of 450,000 Common Shares as of December 31, 1999. However, Franklin disclaims any beneficial ownership of the




                                                             ZEMEX CORPORATION 8

      Common Shares as they are owned by one or more open or closed-end investment companies or held in discretionary accounts managed by Franklin.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 493,616 Common Shares of Zemex Corporation as of December 31, 1999, all of which Common Shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such Common Shares.

(4) Computed in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended.

(5) Messrs. Carroll, Cohen, Donovan, Lawson-Johnston and vanden Heuvel were granted options for 5,000 Common Shares at $9.125 per Common Share exercisable in two instalments of 2,500 each beginning on February 8, 1996 and February 8, 1997, respectively, and expiring on February 8, 2001. Additionally, on April 21, 1997, Messrs. Carroll, Cohen, Donovan, Lawson-Johnston and vanden Heuvel were granted options for 10,000 Common Shares at $7.00 per Common Share exercisable in two instalments of 5,000 each beginning on April 21, 1998 and April 21, 1999, respectively. These options expire April 21, 2003. On May 15, 1998, Messrs. Carroll, Cohen, Donovan, Lawson-Johnston and vanden Heuvel were granted options for an additional 7,500 Common Shares at $10.1875 per Common Share exercisable in two instalments of 3,750 each beginning on May 15, 1999 and May 15, 2000, respectively. These options expire May 15, 2004. On October 1, 1998, upon joining the Board, Mr. MacRae was granted options for 15,000 Common Shares at $6.50 per Common Share exercisable in two instalments of 7,500 each beginning on October 1, 1999 and October 1, 2000, respectively, and expiring on October 1, 2004. On January 15, 1999, upon joining the Board, Mr. Gillin was granted options for 15,000 Common Shares at $6.5625 per Common Share exercisable in two instalments of 7,500 each beginning on January 15, 2000 and January 15, 2001, respectively, and expiring on January 15, 2005. On May 26, 1999, stock options for 15,000 Common Shares at $6.2625 per Common Share were granted to Messrs. Cohen, Donovan, Lawson-Johnston, and vanden Heuvel exercisable in two instalments of 7,500 each beginning on May 26, 2000 and May 26, 2001, respectively, and expire on May 26, 2009. Additionally on May 26, 1999, stock options for 7,500 Common Shares at $6.2625 per Common Share were granted to Messrs. Carroll, Gillin and MacRae; these stock options are exercisable in two instalments of 3,750 each beginning on May 26, 2000 and May 26, 2001, respectively, and expiring on May 26, 2009.

(6) Each of these directors and members of management purchased 5,000 Common Shares from G.E. Wood, former President and Chief Executive Officer, as part of an assignment of the Corporation's settlement agreement with Mr. Wood dated August 10, 1993.

(7) Includes 288,040 Common Shares owned by Clarion Capital Corporation, a company of which Mr. Cohen may be deemed to be the beneficial owner.

(8) Includes 18,733 Common Shares beneficially owned by Elgerbar Corporation. Mr. Lawson-Johnston is President and Director of Elgerbar Corporation and has shared voting and investment power with respect to the Common Shares held by it.



                                                             ZEMEX CORPORATION 9

(9) In 1991, Richard L. Lister, President and Chief Executive Officer of the Corporation, acquired 357,000 Common Shares under the Corporation's Key Executive Stock Purchase Plan for an aggregate purchase price of $1,749,300 ($4.90 per share). The Corporation loaned Mr. Lister the full amount of the purchase price. This non-interest bearing loan, which was originally scheduled to mature in 1997, is reviewed annually by the Board and extended at that time. The loan is evidenced by a promissory note. If Mr. Lister leaves the employ of the Corporation at any time prior to full payment of the loan, the principal amount will be due in full 30 days after the date his employment terminates. Any balance remaining unpaid on the loan after it is due will bear interest at the prime rate plus 1.0%. So long as the loan is outstanding, Mr. Lister is required to vote the 357,000 Common Shares in a manner consistent with the recommendation of the Board.

(10) Includes Common Shares issuable upon exercise of vested options as follows: Mr. Lister, 140,000 Common Shares; Mr. Palmiere, 27,500 Common Shares; Mr. Goodwin, 72,500 Common Shares; Mr. Hogan, 59,500 Common Shares; Mr. Gillespie, 62,500 Common Shares; and all Named Officers and directors as a group, 470,750 Common Shares.

(11) During 1997, the Corporation agreed to guarantee a personal loan in the amount of $600,000 drawn down by Mr. Lister. The proceeds of the loan were used to acquire 85,700 Common Shares on the open market. These Common Shares are held by the Corporation as security for the loan guarantee.

(12) As part of the Corporation's purchase of Alumitech, Inc., in May 1995, Mr. Hogan was issued 28,558 Common Shares and options for an additional 22,000 Common Shares at $9.75 per share exercisable in two instalments of 11,000 Common Shares each beginning on May 12, 1996 and May 12, 1997, respectively, in exchange for his interest in Alumitech, Inc. The options expire on May 12, 2001.

(13) Includes Common Shares purchased from January 1, 1995 to December 31, 1999, plus any applicable dividends, in accordance with the terms and conditions of the Corporation's employee stock purchase plan as follows:
      Mr. Lister, 31,302 Common Shares; Mr. Goodwin, 18,090 Common Shares; Mr. Hogan 12,442 Common Shares; and Mr. Gillespie, 4,495 Common Shares.



                                  REPORT OF THE
                   EXECUTIVE COMPENSATION / PENSION COMMITTEE

The following is the report of the Executive Compensation / Pension Committee of the Corporation describing the compensation policies and rationale with respect to compensation paid to executive officers for the year ended December 31, 1999. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates it by reference into such filing.

The Corporation applies a consistent philosophy to compensation for all employees. This philosophy is based on the premise that the achievements of the Corporation result from the co-ordinated efforts of all individuals working toward common objectives. The Corporation strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.



                                                            ZEMEX CORPORATION 10

COMPENSATION PHILOSOPHY

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Corporation to attract, retain and reward executive officers who contribute to the long term success of the Corporation. The Corporation's compensation program for executive officers, including the President and Chief Executive Officer (CEO), is based on the same five principles applicable to compensation decisions for all employees of the
Corporation:

      o The Corporation pays competitively. The Corporation is committed to providing a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Corporation regularly compares its pay practices with those of other leading companies and sets its pay parameters based on this review.

      o The Corporation pays for relative sustained performance. Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors, new product introductions and execution of long term strategy. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Corporation values are fostered.

      o     The Corporation strives for fairness in the administration of pay.

      o The Corporation strives to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives both inside the Corporation and at comparable companies.

      o The Corporation believes that employees should understand how the performance evaluation and pay administration process works.

The process of assessing performance is as follows:

      o At the beginning of the performance cycle, the evaluating manager sets objectives and key goals and submits these for review by the head of that division and the President and CEO of the Corporation.

      o The evaluating manager gives the employee ongoing feedback on performance.

      o At the end of the performance cycle, the manager evaluates the employee's accomplishment of objectives / key goals.

      o The manager compares the results to the results of peers within the operating unit.



                                                            ZEMEX CORPORATION 11

      o The evaluating manager communicates the comparative results to the employee.

      o The comparative results affects decisions on salary, bonuses and stock options.

COMPENSATION

The Corporation has had a history of using a simple total compensation program that consists of cash and, since 1990, equity-based compensation. Having a compensation program that allows the Corporation to successfully attract and retain key employees permits it to provide useful products and services to customers, enhance shareholder value, motivate technological innovation, foster teamwork, and adequately reward employees. The compensation vehicles are:

      o     CASH-BASED COMPENSATION

            Salary: The Corporation sets base salary for employees by reviewing the aggregate of base salary and annual bonus for competitive positions in the market.

      o     EQUITY-BASED COMPENSATION

            Stock Option Program: The purpose of this program is to provide additional incentives to employees to work to maximize shareholder value. The option program also utilizes vesting periods to encourage key employees to continue in the employ of the Corporation.

      o     BONUS PROGRAM

            The Corporation maintains a bonus program for certain key employees which is specifically designed to grant greater compensation to those key employees to recognize their performance in the plan year.


1999 PERFORMANCE

At the beginning of fiscal 1999, the Executive Compensation / Pension Committee reviewed performance objectives for the Corporation. Performance relative to these objectives was the basis for determining the 1999 bonus of the President and CEO.

Similarly, 1999 performance goals for the other Named Officers were approved by the President and CEO at the beginning of the year. Performance measures and goals were similar to those of the President and CEO. Their performance for 1999 was evaluated by the President and CEO and bonuses were awarded based on this evaluation.


                       EXECUTIVE COMPENSATION / PENSION COMMITTEE
                       PAUL A. CARROLL
                       JOHN M. DONOVAN
                       PETER O. LAWSON-JOHNSTON




                                                            ZEMEX CORPORATION 12

COMPENSATION OF NAMED OFFICERS AND DIRECTORS

The following table sets forth the annual and long-term compensation, attributable to all service in the fiscal years 1999, 1998 and 1997, paid to those persons who were at the end of the 1999 fiscal year (i) the chief executive officer; and (ii) the other four most highly paid executive officers of the Corporation (collectively, the "Named Officers").

NAMED OFFICERS

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                                           ANNUAL                SECURITIES
NAME AND                                                 COMPENSATION            UNDERLYING          ALL OTHER
PRINCIPAL POSITION                     YEAR        SALARY           BONUS        OPTIONS (1)      COMPENSATION (2)
--------------------------------------------------------------------------------------------------------------------

Richard L. Lister                      1999        $255,896         $245,000       120,000           $139,243 (3)
  President and CEO                    1998        $256,133         $189,000       80,000              $45,813
                                       1997        $265,380         $150,000         --                $40,595
--------------------------------------------------------------------------------------------------------------------
Peter J. Goodwin                       1999        $197,125         $96,000          --                $27,577
  President, Industrial Minerals       1998        $183,333         $90,000        25,000              $35,759
                                       1997        $166,666         $83,000        10,000              $23,393
--------------------------------------------------------------------------------------------------------------------
George E. Gillespie                    1999        $185,208         $91,000          --                $24,044
  President, Metal Powders             1998        $166,667         $61,000        50,000              $17,418
                                       1997        $119,318         $25,000        25,000              $10,703
--------------------------------------------------------------------------------------------------------------------
Allen J. Palmiere                      1999        $169,297         $74,034          --                $77,499 (3)
  Vice President, Chief Financial      1998        $153,929         $49,356        25,000              $17,427
  Officer and Assistant Secretary      1997        $150,619         $68,607          --                $17,972
--------------------------------------------------------------------------------------------------------------------
Terrance J. Hogan                      1999        $167,923           --             --                $19,538
  President, Alumitech, Inc.           1998        $162,000         $22,700        25,000              $20,845
                                       1997        $146,667         $45,000        15,000              $9,218
--------------------------------------------------------------------------------------------------------------------

(1) On February 18, 1997, Mr. Goodwin and Mr. Hogan were granted options for 10,000 and 15,000 Common Shares, respectively, at an exercise price of $7.25. On April 21, 1997, Mr. Gillespie was granted options for 25,000 Common Shares at an exercise price of $7.00. On February 19, 1998, Mr. Gillespie was granted options for 25,000 Common Shares at an exercise price of $7.875. On May 15, 1998, Mr. Lister, Mr. Goodwin, Mr. Palmiere, Mr. Hogan and Mr. Gillespie were granted options for 80,000, 25,000, 25,000, 25,000 and 25,000 Common Shares, respectively, at an exercise price of $10.1825. On May 26, 1999, Mr. Lister was granted stock options for 120,000 Common Shares at an exercise price of $6.2625; these options replaced the options to purchase 120,000 Common Shares at an exercise price of $5.50 that had been previously granted to Mr. Lister and that expired on May 26, 1999.

(2) Constitutes premiums for term life insurance exceeding amounts eligible to most employees, automobile benefits, memberships/dues, and employer matched contributions to a group registered retirement plan and an employee stock purchase plan. The Corporation has an employee stock purchase plan whereby employees may elect to invest up to 10% of their earnings and the Corporation matches funding for the purchase of the Corporation's Common Shares. Common



                                                            ZEMEX CORPORATION 13

      Shares purchased under this plan are held for a one-year vesting period. In connection with the plan, amounts shown for Mr. Lister include $25,200 in each of 1999, 1998, and 1997 with respect to benefits derived from participation in the plan. Amounts shown for Mr. Goodwin include plan benefits of $18,744, $18,120, and $16,248 in 1999, 1998 and 1997,
      respectively. Amounts shown for Mr. Hogan include plan benefits of $13,323, $13,250, and $13,000 for 1999, 1998, and 1997, respectively.
      Amounts shown for Mr. Gillespie include plan benefits of $9,600, $4,200, and $3,150 in 1999, 1998 and 1997, respectively. Amounts shown for Mr. Lister do not include imputed interest of $87,465, $83,152, and $65,596, in 1999, 1998, and 1997, respectively, on a loan Mr. Lister received under the Corporation's Key Executive Stock Purchase Plan. The Corporation does not reimburse Mr. Lister for any tax consequences arising from this loan. (See Note 9 Principal Shareholders and Security Ownership of Management.)

(3) Includes benefit from stock options. Mr. Lister exercised options for 120,000 Common Shares at a per share exercise price of $5.50; such options were expiring May 26, 1999. Mr. Lister was issued 14,610 Common Shares, representing the difference between the aggregate fair market value of the Common Shares underlying such options and aggregate exercise price of such options. Such number of shares was calculated by multiplying the number of Common Shares underlying such stock options multiplied by the difference between the exercise price of $5.50 and a fair market value of $6.2625 (determined as described below), and dividing the result by such fair market value. Similarly, on November 8, 1999, Mr. Palmiere exercised options for 60,000 Common Shares at a per share exercise price of $7.125; such options were expiring November 8, 1999. Mr. Palmiere received a cash payment of $60,000. Such payment was calculated by multiplying the number of Common Shares underlying the stock options by the difference between the exercise price of $7.125 and a fair market value of $8.125, divided by such fair market value. In both cases, the fair market value of the Common Shares was determined as the lower of (i) the closing price of the Common Shares on the New York Stock Exchange (the "NYSE") on the date of expiration of the stock options; and (ii) the average of the closing prices of the Corporation's Common Shares on the NYSE for the five days preceding such expiration date.


                           CHANGE OF CONTROL CONTRACTS

The Corporation has entered into agreements with each of the Named Officers providing for certain benefits in the event such Named Officer is no longer employed by the Corporation or its subsidiaries following a "change in control" transaction. Except for Mr. Lister, if, within two years after a change in control transaction, either the Corporation dismisses the Named Officer without cause or a "triggering event" (which includes a specified adverse change in duties, benefits, title; reporting, or regular work location) occurs and the Named Officer terminates his employment, he is entitled to payment of twice his then current annual base salary, benefits and average annual bonus over the prior two years, immediate vesting of stock options and shares purchased pursuant to the Corporation's employee stock purchase plan and certain outplacement services. Mr. Lister is entitled to the same benefits except that no triggering event is required, and his severance payment is equal to three times his then current annual base salary, benefits and his average annual bonus over the prior three years. These agreements, which expire on December 31, 2004 unless extended, were filed as exhibits to the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and reference is made thereto for further information.





                                                            ZEMEX CORPORATION 14

DIRECTORS

Each director who is not a salaried employee of the Corporation is paid $10,000 per annum on a semi-annual basis for his services as a director. Directors are also entitled to a fee of $600 for each board and committee meeting attended, and reimbursement of their travel related expenses.


OPTION EXERCISE AND YEAR-END VALUES TABLE

With respect to the Named Officers, the following table sets forth the number of options exercised and the value realized upon exercise and the value of outstanding options at December 31, 1999, using $8.375, the closing price of the Common Shares on the New York Stock Exchange on December 31, 1999.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

--------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                             SHARES                           OPTIONS AT YEAR-END          IN-THE-MONEY OPTIONS AT
                           ACQUIRED ON        VALUE              EXERCISABLE/               YEAR-END EXERCISABLE/
NAMED OFFICER               EXERCISE*       REALIZED             UNEXERCISABLE                   UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Richard L. Lister            14,610          $91,500           140,000 / 160,000                $0 / $253,500
--------------------------------------------------------------------------------------------------------------------
Allen J. Palmiere               0            $60,000            27,500 / 12,500                    $0 / $0
--------------------------------------------------------------------------------------------------------------------
Peter J. Goodwin               --              --               72,500 / 12,500                 $11,250 / $0
--------------------------------------------------------------------------------------------------------------------
Terrance J. Hogan              --              --               59,500 / 12,500                 $16,875 / $0
--------------------------------------------------------------------------------------------------------------------
George E. Gillespie            --              --               62,500 / 12,500                 $46,875 / $0
--------------------------------------------------------------------------------------------------------------------


* See Note 3 above under the section entitled "Executive Compensation".




                                                            ZEMEX CORPORATION 15

OPTION GRANTS TO NAMED OFFICERS AND DIRECTORS

In the year ended December 31, 1999, the following options were granted to the Named Officers and directors of the Corporation pursuant to the Corporation's 1999 Stock Option Plan:

----------------------------------------------------------------------------------------------------------------------

                                                 PERCENT OF                                POTENTIAL REALIZABLE VALUE
                                 NUMBER OF     TOTAL OPTIONS                                AT ASSUMED ANNUAL RATES OF
                               COMMON SHARES     GRANTED TO                                  STOCK PRICE APPRECIATION
                                UNDERLYING      EMPLOYEES IN     EXERCISE      EXPIRATION        FOR OPTION TERM*
NAME                         OPTIONS GRANTED    FISCAL YEAR       PRICE          DATE            5%             10%
----------------------------------------------------------------------------------------------------------------------
Paul A. Carroll                    7,500            2.5%         $6.2625     May 26, 2009      $29,538        $74,856
----------------------------------------------------------------------------------------------------------------------
Morton A. Cohen                   15,000            5.1%         $6.2625     May 26, 2009      $59,077       $149,713
----------------------------------------------------------------------------------------------------------------------
John M. Donovan                   15,000            5.1%         $6.2625     May 26, 2009      $59,077       $149,713
----------------------------------------------------------------------------------------------------------------------
R. Peter Gillin                   15,000            5.1%         $6.5625    Jan. 15, 2005      $27,197        $60,098
                                   7,500            2.5%         $6.2625     May 26, 2009      $29,538        $74,856
----------------------------------------------------------------------------------------------------------------------
Peter Lawson-Johnston             15,000            5.1%         $6.2625     May 26, 2009      $59,077       $149,713
----------------------------------------------------------------------------------------------------------------------
Richard L. Lister                120,000           40.6%         $6.2625     May 26, 2009     $472,614     $1,197,697
----------------------------------------------------------------------------------------------------------------------
Garth A.C. MacRae                  7,500            2.5%         $6.2625     May 26, 2009      $29,538        $74,856
----------------------------------------------------------------------------------------------------------------------
William J. vanden Heuvel          15,000            5.1%         $6.2625     May 26, 2009      $59,077       $149,713
----------------------------------------------------------------------------------------------------------------------

*Potential realizable values are net of exercise price and are before taxes and are based on the assumption that the Corporation's Common Shares appreciate at the annual rates shown, compounded annually, from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Corporation's estimates of future stock price growth.


INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

The following chart summarizes any indebtedness to the Corporation in excess of $60,000 as at December 31, 1999 of the Corporation's directors and Named Officers entered into in connection with a purchase of Common Shares of the Corporation, excluding routine indebtedness.

        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
                       UNDER SECURITIES PURCHASE PROGRAMS

----------------------------------------------------------------------------------------------------------------------
                                                                                      FINANCIAL
                                                                     AMOUNT           ASSISTED      NUMBER OF COMMON
                                              LARGEST AMOUNT     OUTSTANDING AS      SECURITIES      SHARES HELD AS
NAME AND PRINCIPAL          INVOLVEMENT OF      OUTSTANDING            AT             PURCHASED       SECURITY FOR
POSITION                    THE CORPORATION     DURING 1999     DECEMBER 31, 1999    DURING 1999      INDEBTEDNESS
----------------------------------------------------------------------------------------------------------------------
Richard L. Lister               Lender          $1,749,300         $1,749,300            --              257,000
President & CEO
----------------------------------------------------------------------------------------------------------------------
Richard L. Lister              Guarantor         $600,000           $600,000*            --              85,700
President & CEO
----------------------------------------------------------------------------------------------------------------------

* This loan bears interest at a rate equal to the average cost of borrowing under the Corporation's credit facility.



                                                            ZEMEX CORPORATION 16

The following chart summarizes any indebtedness to the Corporation as at December 31, 1999 of the Corporation's directors and Named Officers not entered into in connection with a purchase of Common Shares of the Corporation, excluding routine indebtedness.

        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
               UNDER OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

----------------------------------------------------------------------------------------------------------------------
NAME AND                          INVOLVEMENT OF THE        LARGEST AMOUNT OUTSTANDING      AMOUNT OUTSTANDING AS AT
PRINCIPAL POSITION                    CORPORATION                 DURING THE YEAR              DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
Paul A. Carroll                         Lender                       $115,906*                      $115,906
Director
----------------------------------------------------------------------------------------------------------------------

* This personal loan bears interest at a rate equal to the average cost of borrowing under the Corporation's credit facility, is supported by a promissory note and secured by a pledge of 9,500 Common Shares.


PENSION PLAN

Pursuant to the Corporation's pension plan, employees are entitled to pension benefits after five years of service with the Corporation. The amount of such benefits depends upon salary and length of service as shown in the table below. The service factor is 1 1/2% per year. There is a Social Security offset. As of January 1, 2000, the number of credited years of service and the compensation covered by the pension plan for the Named Officers are: Richard L. Lister, 8.5 and $256,133; Peter J. Goodwin, 5.5 and $183,333; and George E. Gillespie 2.8 and $166,667.

----------------------------------------------------------------------------------------------------------------------
     AVERAGE FINAL COMPENSATION                        CREDITED SERVICE AS OF NORMAL RETIREMENT DATE
            AS OF NORMAL                  ----------------------------------------------------------------------------
           RETIREMENT DATE                   15              20             25              30              35
----------------------------------------------------------------------------------------------------------------------
              $ 50,000                     $8,091         $10,788         $13,485        $16,182         $18,879
----------------------------------------------------------------------------------------------------------------------
              $ 75,000                    $13,716         $18,288         $22,860        $27,432         $32,004
----------------------------------------------------------------------------------------------------------------------
              $100,000                    $19,341         $25,788         $32,235        $38,682         $45,129
----------------------------------------------------------------------------------------------------------------------
              $125,000                    $24,966         $33,288         $41,610        $49,932         $58,254
----------------------------------------------------------------------------------------------------------------------
              $150,000                    $30,591         $40,788         $50,985        $61,182         $71,379
----------------------------------------------------------------------------------------------------------------------
              $175,000                    $32,841         $43,788         $54,735        $65,682         $76,629
----------------------------------------------------------------------------------------------------------------------
              $200,000                    $32,841         $43,788         $54,735        $65,682         $76,629
----------------------------------------------------------------------------------------------------------------------
              $225,000                    $32,841         $43,788         $54,735        $65,682         $76,629
----------------------------------------------------------------------------------------------------------------------

Note: All benefits shown were estimated using the 2000 Social Security Law and assume the employee terminates employment during 2000 on his Normal Retirement Date (age 65). The benefits shown are payable at Normal Retirement Date as a Five Year Certain and Life Annuity, the normal form for an unmarried participant. All amounts are annual.






                                                            ZEMEX CORPORATION 17

                              CORPORATE GOVERNANCE

The TSE has adopted guidelines for effective corporate governance (the "TSE Guidelines"), addressing matters such as the constitution of, and functions to be performed by, the Board and its committees. The TSE requires that each listed corporation incorporated in Canada or a province of Canada disclose its approach to corporate governance with reference to these guidelines on an annual basis.

BOARD MANDATE

The Corporation's Board is ultimately responsible for supervising the management of the business and affairs of the Corporation and to act in the best interests of the Corporation. The Board discharges its responsibility directly and through its committees, which consist of an Audit Committee, a Corporate Governance Committee, an Executive Committee, and an Executive Compensation / Pension Committee. Specific responsibilities of the Board include reviewing and approving the Corporation's (i) strategic and operating plans; (ii) corporate objectives and goals applicable to the senior management of the Corporation and significant operational and financial matters and providing direction on these matters; and (iii) corporate governance practices and determining what, if any, changes are necessary.

Currently the Board consists of eight persons, of which seven are unrelated:
Messrs. Carroll, Cohen, Donovan, Gillin, Lawson-Johnston, MacRae and vanden Heuvel. Under the TSE Guidelines, an unrelated director is a director who is independent of management and is free from any interest in any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Corporation, other than interests and relationships arising from shareholding.

Mr. Lister is a director and the President and Chief Executive Officer of the Corporation. In the view of the Board, given the number of unrelated directors, including the fact that the Chairman is not a member of management, the fact that Mr. Lister is a member of the Board as well as senior management does not impair the ability of the Board to act independently of management. The Corporation believes that the investment of all shareholders in the Corporation is fairly reflected in the composition of the Board.

The directors have considered the size of the board with a view to determining its effectiveness and have concluded that the number of directors is appropriate.

BOARD MEETINGS AND COMMITTEES

The Board met seven times during 1999. No director attended fewer than 75% of the meetings of the Board and its committees held during the period in 1999.

The Corporation maintains standing Audit, Corporate Governance, Executive, and Executive Compensation / Pension Committees.

Audit Committee

The Audit Committee, which met twice during 1999, is composed of John M. Donovan (Chairman), Garth A.C. MacRae and William J. vanden Heuvel. The Audit Committee reviews the financial reporting process of the Corporation on behalf of the Board. In fulfilling its responsibility, the Audit Committee recommended to the Board, subject to shareholder approval, the selection of Deloitte & Touche LLP as the Corporation's independent auditors. During 1999, the Audit Committee met with the Corporation's management and with representatives of Deloitte & Touche LLP without the Corporation's management being present.




                                                            ZEMEX CORPORATION 18

Corporate Governance Committee

At the beginning of 1999, the Board established a Corporate Governance Committee with the mandate of reviewing the Corporation's corporate governance practices and to determine and report to the Board what, if any, changes are necessary. The Corporate Governance Committee is comprised of R. Peter Gillin (Chairman), Paul A. Carroll, and William J. vanden Heuvel. Although the Corporation has a Corporate Governance Committee, issues of corporate governance continue to be discussed and decided at the Board level. The Board continues to have responsibility for, among other things, nominating new directors, reviewing the adequacy and form of compensation of directors, providing orientation and education programs for new recruits to the Board, and approving requests of directors to engage outside advisors at the expense of the Corporation.

Executive Committee

The Executive Committee, whose members include Peter O. Lawson-Johnston, John M. Donovan, Garth A.C. MacRae and Richard L. Lister (Chairman), met four times during 1999. The purpose of the Executive Committee is to act on behalf of the Board and to authorize and approve major capital expenditures, which are subsequently ratified by the full Board.

Executive Compensation / Pension Committee

The Executive Compensation / Pension Committee, whose members include Paul A. Carroll (Chairman), Peter O. Lawson-Johnston and John M. Donovan, met three times during 1999. The Executive Compensation / Pension Committee sets policies and guidelines with respect to compensation and pensions.

BOARD PERFORMANCE

Although the Board did not formally assess the effectiveness of the Board of Directors in 1999, the Board continually assesses the performance of management and the Corporation. In that regard, the Board believes that management and the Corporation performed well in fiscal 1999.

SHAREHOLDER FEEDBACK

All shareholder or investment community inquiries are directed to the Corporate Secretary and Assistant Treasurer. Shareholder inquiries are responded to promptly by the appropriate individual at the Corporation. In order to be considered for inclusion in the Corporation's proxy statement for the 2001 Annual Meeting of Shareholders, proposals from shareholders must be received by the Corporation on or before December 1, 2000. Such proposals should be addressed to the Corporate Secretary and Assistant Treasurer, Zemex Corporation, Canada Trust Tower, BCE Place, 161 Bay Street, Suite 3750, Toronto, Ontario, M5J 2S1.

EXPECTATIONS OF MANAGEMENT

The Board believes it is critical that management of the Corporation provides complete and accurate information with respect to the business and affairs of the Corporation and an analysis of the industries in which the Corporation operates. To date the Board believes management has provided detailed quarterly information, which has allowed the Board to be effective in supervising the business and affairs of the Corporation.



                                                            ZEMEX CORPORATION 19

BOARD APPROVAL

The Board has no formal policy setting out what specific matters must be brought by management to the Board for approval; however, there is a clear understanding between management and the Board through historical Board practice and accepted legal practice that all transactions or matters of a material nature must be presented by management for approval by the Board. It has been the experience to date of the Board that they have been kept well informed as to the business and affairs of the Corporation and that the matters which have been brought forward to the Board for approval have been appropriate.


PERFORMANCE GRAPH

The performance graph compares the performance of the Corporation's Common Shares to the Dow Jones Industrial Average Index and the Dow Jones Basic Materials Average Index over the past five-year period. The graph assumes that the value of the investment in the Corporation's Common Shares and each index was $100 at December 31, 1994 and that all dividends were reinvested. As a diversified producer of industrial minerals and specialty products, many of the companies with which the Corporation competes are private and peer group comparative data is not available.





                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                            YEARS ENDED DECEMBER 31


                              [PERFORMANCE GRAPH]





---------------------------------------------------------------------------------------------------------------------
                                                     1994        1995        1996       1997        1998        1999
---------------------------------------------------------------------------------------------------------------------
Zemex Total Cumulative Return                        100         118          85         107         80         113
---------------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average                         100         137         176         220        260         331
---------------------------------------------------------------------------------------------------------------------
Dow Jones Basic Materials Average                    100         121         141         159        151         203
---------------------------------------------------------------------------------------------------------------------





                                                            ZEMEX CORPORATION 20

OTHER MATTERS

Management is not aware of any other matters to be considered at the Meeting other than as set forth in this proxy statement. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy in their discretion to vote the proxies in accordance with their best judgment on such matters.


DIRECTORS' APPROVAL

The Board has approved the contents and the sending of this proxy statement to the Corporation's shareholders.



                                  By Order of the Board of Directors,



                                  Patricia K. Moran
May 17, 2000                      Corporate Secretary and Assistant Treasurer





                                                            ZEMEX CORPORATION 21

                                     PROXY
                               ZEMEX CORPORATION
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS


The undersigned, as record holder(s) of the shares listed below, hereby revokes any previous proxies and appoints Richard L. Lister, Allen J. Palmiere and Patricia K. Moran (or each of them, or their assignees) proxies for the undersigned, with full power of substitution, to represent the undersigned, to act for the undersigned in the same manner and with the same effect as if the undersigned were personally present and to vote all of the Common Shares which the undersigned is entitled to vote at the Annual and Special Meeting of Shareholders of Zemex Corporation (the "Corporation") to be held on June 29, 2000 at 11:30 a.m. and any adjournment thereof, as follows:

1. Election of directors nominees: Paul A. Carroll, Morton A. Cohen, John M. Donovan, R. Peter Gillin, Peter O. Lawson-Johnston, Richard L. Lister, Garth A.C. MacRae and William J. vanden Heuvel:

      [ ]  FOR THE DIRECTORS       [ ]  WITHHOLD AUTHORITY to vote for directors

2. Proposal to ratify the appointment of Deloitte & Touche as independent public accountants for the Corporation for the fiscal year ending December 31, 2000:

      [ ]  FOR THE AUDITORS        [ ]  WITHHOLD AUTHORITY to vote for auditors

3. Proposal to approve an increase in the number of Common Shares reserved for issuance under the Corporation's 1999 Stock Option Plan:

      [ ]  FOR                   [ ] AGAINST                  [ ] ABSTAIN

4. To vote or otherwise represent the shares on any other business which may properly come before the annual meeting of shareholders or any adjournments thereof, according to their decision and in their discretion:

      [ ]  FOR                   [ ] AGAINST                  [ ] ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL THE PROPOSALS LISTED ABOVE IN THE MANNERS DESCRIBED IN THE PROXY STATEMENT.


                                DATE: _______________________


                                -----------------------------
                                SIGNATURE OF SHAREHOLDER


                                -----------------------------
                                SIGNATURE OF SHAREHOLDER


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATES. A corporation is requested to sign its name by its president: administrators, trustees, etc., are requested to so indicated when signing. If stock is registered in two names, it is preferred that both sign. PLEASE RETURN YOUR PROXY IN THE ENVELOPE PROVIDED.